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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 6, 2003
                                                  ----------------

                              Zeppelin Energy Inc.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                       0-26373                 98-0196717
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

7061 Dunraven Lane S.W., Port Orchard, Washington               98367
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    (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code: (253) 709-2494
                                                    --------------


Item 9.  Regulation FD Disclosure.
         -------------------------

     Pursuant to Form 8-K, General Instructions F, the Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Zeppelin Energy Inc.

                                   By: /s/ Donald J. Cheney
                                       -------------------------------------
                                       Donald J. Cheney
                                       Secretary/Treasurer/Director

Dated:  January 6, 2003